Evergreen International Equity Fund
Class R EKZRX

Summary Prospectus

March 1, 2010

Link to Statutory Prospectus	Link to Statement of Additional Information	Link to Annual Report

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the documents listed below, online at www.evergreeninvestments.com/prospectus. You can also get this information at no cost by calling 1.800.343.2898 or by sending an e-mail request to info@evergreeninvestments.com. The Fund's prospectus and statement of additional information, as supplemented, dated March 1, 2010, and the independent registered public accounting firm's report and financial statements in the Fund's annual report dated October 31, 2009, are incorporated by reference into this document. This Fund is proposed to merge with a Wells Fargo Advantage Fund. For additional information about the proposed reorganization impacting your Fund, please see the Fund's prospectus, as supplemented March 1, 2010.

INVESTMENT GOAL

The Fund seeks long-term capital growth and secondarily, modest income.

FEES AND EXPENSES

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class R
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	0.50%
Other Expenses	0.39%
Total Annual Fund Operating Expenses	1.34%
1.

The Total Annual Fund Operating Expenses shown, which include Acquired Fund fees and expenses, may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you held or sold your shares, you would pay:
After:	Class R
1 Year	$136
3 Years	$425
5 Years	$734
10 Years	$1,613

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 203% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund normally invests at least 80% of its assets in equity securities issued by, in the portfolio manager's opinion, established and quality non-U.S. companies located in countries with developed markets. The Fund may purchase securities across all market capitalizations. The Fund may also invest in emerging markets. The Fund normally invests at least 65% of its assets in the securities of companies in at least three countries (other than the United States). The portfolio manager seeks both growth and value opportunities. Other than cash and cash equivalents, the Fund intends to invest substantially all of its assets in the securities of non-U.S. issuers. The Fund normally intends to seek modest income from dividends paid by its equity holdings.

Principal Risk Summaries. In addition to risks related to general economic conditions that may negatively affect the value of your investment in the Fund, such as market cycles, inflation, and investor sentiment, your investment is subject to the following risks. Please remember that an investment in a mutual fund is: not guaranteed to achieve its investment goal; subject to investment risks, including possible loss of money; not a deposit with a bank; and not insured or guaranteed by the FDIC or any government agency.

  Country Concentration Risk. A Fund that concentrates its investments in a limited number of countries will be more vulnerable to adverse financial, economic, political or other developments affecting those countries than a fund that invests its assets more broadly, and the value of the Fund's shares may be more volatile.

  Emerging Markets Risk. Emerging market countries may rely disproportionately on international trade involving a limited number of products or materials and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments.

  Foreign Investment Risk. Foreign securities may be more volatile and less liquid than domestic securities, and the value of the Fund's investments in foreign securities may be adversely affected by currency exchange rates. Foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those in the United States.

  Growth Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. Growth stocks in particular tend to be sensitive to changes in earnings and more volatile than other types of stocks, particularly over the short term, and may be more expensive relative to their earnings or assets than other stocks.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Small- and Medium-sized Companies Risk. Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. Small- and medium-sized companies may also be dependent on a small management group and may have little or no operating history or track record of success.

  Stock Market Risk. The value of your investment is affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

  Value Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. With respect to value stocks, if a Fund's portfolio manager incorrectly believes that a company is undervalued in the market, or if the market does not come to recognize the value of such company, the price of the stock may fall or may not rise to the level anticipated. In addition, value stocks may lose value more quickly than other stocks in periods of anticipated economic downturn.

Performance. The following bar chart and table illustrate how the Fund's returns have varied from year to year and compare the Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at EvergreenInvestments.com. The bar chart does not reflect applicable sales charges, if any; if it did, returns would be lower than those shown.

Year-by-Year Total Returns for Class R Shares (%)1

Highest Quarter: 3rd Quarter 2009	+18.18%
Lowest Quarter: 3rd Quarter 2008	-20.75%

Average Annual Total Returns for the periods ended 12/31/2009
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class R (before taxes)[2]	10/10/2003	15.21%	1.69%	0.98%
MSCI EAFE Free Index (Net) (reflects no deduction for fees, expenses, or taxes)		31.78%	3.54%	1.17%
1.

Historical performance shown for Class R prior to its inception is based on the performance of Class B, the original class offered. The historical returns for Class R have not been adjusted to reflect the effect of the class' 12b-1 fee. These fees are 1.00% for Class B and 0.50% for Class R. If these fees had been reflected, returns for Class R would have been higher. Class B shares are not offered in this prospectus.

2.	After-tax returns have not been shown for this class since these shares are held in a tax-deferred retirement plan.

FUND MANAGEMENT

Investment Advisor	Sub-Advisor	Portfolio Manager, Title/Year Joined Fund
Evergreen Investment Management Company, LLC	N/A	Francis X. Claro, Senior Portfolio Manager & Managing Director/1999

PURCHASE AND SALE OF FUND SHARES

Class R shares generally are available only to certain retirement plans, including: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund.

TAX INFORMATION

The Fund will normally distribute its net investment income and net realized capital gains to shareholders. By investing in a Fund through a tax-deferred retirement arrangement, you will not be subject to tax on these distributions from the Fund.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

586004 (03/10)

Link to Statutory Prospectus	Link to Statement of Additional Information	Link to Annual Report